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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities and Exchange
                                  Act of 1934



              Date of Report (Date of earliest event reportable):


                               February 13, 1996



                        Investors Insurance Group, Inc.
             (Exact name of registrant a specified in its charter)










           Florida                        1-8069                  13-2574130
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)



         7200 West Camino Real
         Boca Raton, Florida                                        33433
(Address of principal executive offices)                         (Zip Code)





              Registrant's telephone number, including area code:
                                 (407)-391-5043





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Item 4.  Change in Registrant's Certifying Accountant.

On February 7, 1996, Investors Insurance Group, Inc. ("IIG") dismissed its prior independent certifying public accountants, KPMG Peat Marwick LLP ("KPMG"), and retained as its new independent certifying public accountants, BDO Seidman, LLP ("BDO"). KPMG's report on IIG's financial statements as of and for the years ended December 31, 1994 and 1993 contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

        KPMG's audit report dated June 30, 1995 on the consolidated financial statements of IIG and subsidiaries as of and for the year ended December 31, 1994 contained a separate paragraph stating that IIG had changed its method of accounting for excess ceding commissions and adopted the provisions of the Financial Accounting Standard No. 115 "Accounting for Certain Investments in Debt and Equity Securities"; KPMG's audit report dated March 25, 1994 on the consolidated financial statements of IIG and subsidiaries as of and for the year ended December 31, 1993 contained a separate paragraph stating that IIG had adopted the provisions of Financial Accounting Standard No. 113 "Accounting and Reporting for Reinsurance for Short-Duration and Long-Duration Contracts."

The decision to change accountants was recommended by IIG's Audit Committee and approved by its Board of Directors.

In connection with the audits of the two fiscal years ended December 31, 1994 and the subsequent interim period through February 7, 1996, except for the matter discussed below, there were no disagreements between IIG and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

        As IIG sells an annuity contract, it cedes a significant portion of the resulting investment risk and benefit to another insurance company under a coinsurance agreement. Similar to an insurance agency, IIG receives a commission from the coinsurer to compensate it for its sales and distribution efforts. Any excess of this ceding commission over the related policy acquisition cost is profit to IIG. IIG's right to this commission is in no way contingent; other than the risk of default on the part of the coinsurer, IIG has no further potential for profit or loss from the portion of the business ceded. Prior to January 1, 1994, IIG used an accounting policy that recognized the earnings process as completed when these investment risks and benefits were ceded. Thus, the related excess ceding commissions were recognized at the time of receipt of the ceding commission. Under the prior accounting method, as investment risks were ceded, the deferred acquisition costs related to the annuity contracts were reduced by the portion of the costs recovered through



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        the ceding commission; the remaining excess ceding commission was recognized as revenue in the period the investment risks and benefits were transferred. IIG changed its accounting policy so that the deferred acquisition costs related to the annuities are not reduced; the full ceding commission, including the excess ceding commissions and the recovery of the annuity acquisition costs, is treated as unearned income. Under the new policy the unearned ceding commission is treated as earned in direct relation to the present value of expected gross profits of the related annuity contracts, which is the same manner in which the related deferred amortization costs are amortized. Like deferred acquisition costs, the unearned ceding commission will be adjusted retrospectively when changes are made to the current or future estimated gross profits. As the ceding commission is earned, the excess ceding commission is recognized as commission income and the cost recovery portion is offset against the amortization of deferred acquisition costs. KPMG indicated such changes were necessary to permit it to issue an unqualified report.

        After discussing this issue with KPMG, the IIG Board of Directors engaged BDO Seidman, LLP ("BDO") as a consultant to offer its opinion on this accounting issue. Upon completion of its research, BDO concurred with the accounting treatment recommended by KPMG and IIG adopted the new accounting policy effective January 1, 1994.

IIG has requested both KPMG and BDO to furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements contained in the description above. Copies of their letters are filed as Exhibits 1 and 2 hereto.

None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to IIG within the last two fiscal years and subsequent interim periods to the date hereof.























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Item 7:  Financial Statements and Exhibits

        1. Letter from KPMG Peat Marwick LLP to the Securities and Exchange Commission dated February 13, 1996.

        2. Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated February 8, 1996.




















































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            INVESTORS INSURANCE GROUP, INC.
                                                    (Registrant)

February 13, 1996                                By  /s/ Melvin C. Parker
                                                    ---------------------
                                                    Melvin C. Parker
                                                    President












































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                                                                Exhibit 1

Securities and Exchange Commission
Washington, D. C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Investors Insurance Group, Inc. and, under the date of June 30, 1995, we reported on the consolidated financial statements of Investors Insurance Group, Inc. and subsidiaries as of and for the years ended December 31, 1994 and 1993. On February 7, 1996, our appointment as principal; accountants was terminated. We have read Investors Insurance Group, Inc.'s statements included under Item 4 of its Form 8-K dated February 13, 1996, and we agree with such statements, except that we are not in a position to agree or disagree with Investors Insurance Group, Inc.'s statement that the change was recommended by Investors Insurance Group, Inc.'s Audit Committee and approved by its Board of Directors nor are we in a position to agree or disagree with Investors Insurance Group, Inc.'s statement that BDO Seidman, LLP was engaged as a consultant by the Company an that BDO Seidman, LLP concurred with the accounting treatment recommended by KPMG Peat Marwick LLP.

                                                     Very truly yours,

                                                     /s/ KPMG Peat Marwick LLP
                                                     -------------------------
                                                        KPMG Peat Marwick LLP
































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                                                                    Exhibit 2


Securities and Exchange Commission
450 5th Street NW
Washington, DC 20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of the 8-K for the event that occurred on February 7, 1996 to be filed by Investors Insurance Group. We agree with the statements made in response to that Item insofar as they relate to our Firm.

                                                        Very truly yours,


                                                        /s/ BDO Seidman, LLP
                                                         ---------------------
                                                            BDO Seidman, LLP